SUPPLEMENT DATED NOVEMBER 14, 2008
TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2008

This supplement revises the Pacific Select Fund (fund) prospectus dated May 1, 2008 (Prospectus). The changes within this supplement are currently in effect, except as otherwise noted. This supplement must be preceded or accompanied by the fund Prospectus. Remember to review the Prospectus for other important information.

Effective February 1, 2009, Western Asset Management Company and certain of its affiliated companies (collectively, Western Asset) will become the portfolio manager of the Diversified Bond Portfolio pursuant to approval by the fund’s Board, including a majority of independent trustees, at its meeting held on September 24, 2008. Certain investment policies and strategies of the Diversified Bond Portfolio will change at that time, as described below:

•	The portfolio may continue to enter into short sales but they are no longer a principal investment strategy of the portfolio.

•	The limitation that the portfolio must invest at least 65% of its assets in securities which are rated A or better will be removed.

•	The current limitation on 25% of assets that the portfolio may invest in foreign securities will remain the same; however, the portfolio will only be able to invest up to 20% of its assets in non-U.S. dollar denominated securities.

•	The current expected duration of the portfolio of within one year (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index will change to an average duration within a range of 30% of the duration of the domestic bond market as a whole, which is expected to be generally within a range of 2.5 to 7 years.

•	The current policy on hedging approximately 70% of the portfolio’s foreign currency exposure (versus the U.S. dollar) through the use of derivatives including forward foreign currency contracts will change to limit the portfolio’s unhedged foreign currency exposure to 10% of the portfolio’s assets.

The investment policies and strategies of the Diversified Bond Portfolio that take effect February 1, 2009, are described below:

Investment goal — seeks to maximize total return consistent with prudent investment management.

Main investments — invests at least 80% of its assets in fixed income securities. Such investments include U.S. government and agency securities; corporate bonds and notes including zero coupon and payment-in-kind (PIK) securities; convertible securities; inflation indexed securities; asset-backed and mortgage-backed securities; municipal securities; variable and floating rate debt securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; repurchase and reverse repurchase agreements.

The portfolio may invest up to 25% of its assets in securities that are rated below investment grade or of comparable quality as determined by the manager. However, the manager may continue to hold securities which have been downgraded which may cause the portfolio to exceed that limit. The portfolio may also invest up to 25% of its assets in securities (equity and debt) issued by foreign companies, and obligations of foreign governments, agencies and supranational organizations, including those of emerging market countries. However, the portfolio will not invest more than 20% of its assets in non-U.S. dollar denominated securities.

When selecting securities the manager employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. The manager then seeks sectors within the market which provide relative opportunities for outperformance.

In selecting issuers, the manager uses a bottom-up process which seeks to find undervalued securities. The manager assesses relevant credit characteristics at the issuer and industry levels. In assessing these characteristics, the manager may consider earnings and cash flow projections and/or credit scenario analyses, and often meets with management of specific issuers.

The manager seeks to maintain an average duration for the portfolio within a range of 30% of the duration of the domestic bond market as a whole as measured by the manager. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Generally, the manager expects the portfolio’s average duration to be within a range of 2.5 to 7 years. The portfolio’s average duration may fall outside of its expected range due to market movements. If this occurs, the manager will take action to bring the portfolio’s average duration back within the expected range within a reasonable period of time. In determining the duration, the manager considers domestic and international macroeconomic factors including the yield curve, inflation expectations, the general outlook for global interest rates, currencies, and monetary and fiscal policy.

The manager may use derivatives (such as options, futures and forward foreign currency contracts) for hedging purposes, for duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the portfolio’s investment goal. The portfolio is limited to 10% of its assets in unhedged foreign currency exposure. The portfolio may also engage in active securities lending.

Risks — may be affected by the following risks, among others:

•	interest rate
•	credit, including in particular, high yield (junk) bonds and other investment structures
•	mortgage-related securities
•	inflation rate
•	price volatility
•	foreign investments and currency
•	emerging countries
•	liquidity
•	derivatives and synthetics
•	securities lending

Please refer to Risks and risk definitions beginning on page 58 of the Prospectus for additional information.

Western Asset Management Company (WAMCO) operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom) (together with WAMCO, these firms are collectively “Western Asset”), and each is a registered investment adviser, and a wholly-owned subsidiary of Legg Mason, Inc. Western Asset, together with other affiliated investment advisory entities around the world, provide global asset management services.

Each of the team members listed below will be jointly and primarily responsible for the day-to-day management of the portfolio.

Michael C. Buchanan, CFA (Since 2009)	Portfolio manager of Western Asset since 2005. Prior to joining Western Asset, Mr. Buchanan was managing director and head of U.S. credit products at Credit Suisse Asset Management from 2003 to 2005. He has over 18 years of investment experience and a BA from Brown University.
Carl L. Eichstaedt, CFA (Since 2009)	Portfolio manager of Western Asset since 1994. Mr. Eichstaedt has over 22 years of investment experience, a BS from University of Illinois and an MBA from Kellogg Graduate School of Management at Northwestern University.

Keith J. Gardner (Since 2009)	Portfolio manager of Western Asset since 1994. Mr. Gardner has over 25 years of investment experience and a BS from State University of New York at Binghamton.
S. Kenneth Leech (Since 2009)	Chief investment officer emeritus of Western Asset since September 2008. From 1990 to 2008, Mr. Leech was chief investment officer of Western Asset. He has over 32 years of investment experience, a BA, a BS and an MBA from The Wharton School at The University of Pennsylvania.
Mark S. Lindbloom (Since 2009)	Portfolio manager of Western Asset since 2005. Prior to joining Western Asset, Mr. Lindbloom was a portfolio manager at Citigroup Asset Management from 1986 to 2005. He has over 30 years of investment experience, a BS from Rider University and an MBA from Pace University.
Edward A. Moody (Since 2009)	Portfolio manager of Western Asset since 1985. Mr. Moody has over 32 years of investment experience.
Detlev S. Schlichter (Since 2009)	Portfolio manager of Western Asset since 2001. Mr. Schlichter has over 18 years of investment experience and a Diplomokonom (BA) from University of Bochum.
Stephen A. Walsh (Since 2009)	Chief investment officer of Western Asset since September 2008. From 1991 to 2008, Mr. Walsh was deputy chief investment officer of Western Asset. He has over 27 years of investment experience and a BS from University of Colorado at Boulder.

OTHER CHANGES TO PACIFIC SELECT FUND:

ABOUT THE PORTFOLIOS

International Small-Cap Portfolio — the last sentence of the first paragraph of the Main investments section on page 16 of the Prospectus is deleted and replaced with the following:

The portfolio normally holds in excess of 100 companies and generally expects to invest in about the same number of non-U.S. countries as its benchmark index.

Long/Short Large-Cap Portfolio — the following sentence is added as the last paragraph under the JP Morgan subsection on page 16 of the prospectus:

Due to current market conditions which have caused increased costs of trading, borrowing securities and financing short positions, the manager currently expects to engage in limited to no short selling of securities over the next several months. This approach may change at any time as market conditions change.

Large-Cap Growth Portfolio — the fourth sentence of the first paragraph of the Main investments section on page 38 of the Prospectus is deleted and replaced with the following:

The portfolio manager will look for companies that it believes have the potential for above-average earnings growth rate relative to other large-capitalization growth companies and appear to be undervalued relative to future growth prospects. The portfolio normally concentrates its investments in 40-60 stocks.

RISKS AND SPECIAL CONSIDERATIONS

The Risks and risk definitions section is amended as follows:

In the interest rate risk subsection on page 61 of the Prospectus, the first paragraph is deleted and replaced with the following:

interest rate risk — the value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. The Floating Rate Loan Portfolio’s exposure to interest rate fluctuations is relatively less with respect to floating or adjustable rate securities (such as most loans) and will generally be limited to the period of time until the interest rate on the security is reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

In the credit risk subsection beginning on page 61 of the Prospectus, the first paragraph is deleted and replaced with the following first paragraph, and the second paragraph below is added:

credit risk — a fixed income security’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. Not all U.S. government securities are backed or guaranteed by the U.S. government. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt, and are subject to the risk of default. Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to the portfolio on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize.

loan participation and assignment risk — acquiring interests in senior loans that are designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations, involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. A portfolio’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a portfolio assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When a portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

In the derivatives and synthetics risk subsection on page 62 of the Prospectus, the second paragraph is deleted and replaced with the following:

leverage risk — the use of derivatives may also create leverage risk. Leverage could magnify a portfolio’s gains or losses and therefore increase its volatility. The manager will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk. This requirement limits the amount of leverage a portfolio may have at any one time, but it does not eliminate leverage risk. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk. Derivatives also involve credit and market risk, the risk of more subjective, improper or imprecise valuation and the risk of ambiguous documentation. The portfolio could lose more than the principal amount invested in a derivative instrument.

In the short sale risk subsection on page 64 of the Prospectus, the second and third paragraphs are deleted and replaced with the following:

When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may not be able to borrow a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager had intended. A portfolio may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to the limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons.

leverage risk — when a portfolio manager invests the proceeds received from selling securities short in, or borrows money to invest in, additional securities (long positions), the portfolio will become leveraged. The use of leverage may increase a portfolio’s exposure to long equity positions. Leverage could magnify gains or losses and therefore, increase a portfolio’s volatility. There is no guarantee that a portfolio will use leverage, or when it does, that the portfolio’s leveraging strategy will be successful. A portfolio cannot guarantee that the use of leverage will produce a higher return on an investment. The manager will segregate liquid assets or otherwise cover transactions that may give rise to short sale risk. This requirement limits the amount of leverage a portfolio may have at any one time, but it does not eliminate leverage risk.

ABOUT THE PORTFOLIO MANAGERS

The following is added to the end of the fourth paragraph in About the portfolio managers section on page 71 of the Prospectus:

Also, with respect to the team members listed for the Feeder Portfolios, the American Funds Insurance Series’ statement of additional information provides additional information about compensation, other accounts managed and ownership of securities of each of the Master Funds.

The information on page 76 of the Prospectus regarding J.P. Morgan Investment Management, Inc. (JP Morgan), for the Diversified Bond Portfolio, is deleted and replaced with the following:

Timothy N. Neumann, CFA (Since inception/2006)	Managing director and portfolio manager of a JP Morgan proprietary bond fund since 2000. An employee of JP Morgan since 1997, Mr. Neumann is the head of JP Morgan’s New York portfolio manager group and lead portfolio manager for JP Morgan’s core investment grade strategies, working with the macro team and sector teams to deliver account-specific portfolio strategies. He has over 20 years of investment experience and has a BS from University of Nebraska.

William Eigen, CFA (Since 2008)	Managing director, head of JP Morgan’s core plus and absolute return fixed income strategies since April 2008. In addition to his role as portfolio manager for a JP Morgan proprietary bond fund, he has also served as a portfolio manager for Highbridge Capital Management, LLC (Highbridge), an indirect majority owned subsidiary of JPMorgan Chase & Co., since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies. He has over 18 years of investment experience and a BS from University of Rhode Island.

The information on page 79 of the Prospectus regarding OppenheimerFunds, Inc. (Oppenheimer), for the Main Street Core® Portfolio, is amended. Information regarding Nikolaos D. Monoyios is deleted and the following is added:

Mark Zavanelli, CFA (Since 2008)	Vice president of Oppenheimer since 2000 and portfolio manager of Oppenheimer since 1999. Mr. Zavanelli has over 9 years of investment experience and a BS from The Wharton School at The University of Pennsylvania.

Wentong Alex Zhou, CFA (Since 2008)	Assistant vice president of Oppenheimer since 2001 and portfolio manager of Oppenheimer since 2007. Mr. Zhou has over 8 years of investment experience, a BS from Beijing University, an MBA from University of Chicago Graduate School of Business, and a PhD from Northwestern University.

SUPPLEMENT DATED NOVEMBER 14, 2008 TO THE
PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008

This supplement revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated May 1, 2008 (“SAI”). The changes within this supplement are currently in effect. This supplement must be preceded or accompanied by the Fund’s SAI. Remember to review the SAI for other important information.

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS section —

In the Floating Rate Loan Portfolio subsection, the sentence below is added to the end of the last paragraph:

In addition, the Portfolio will not invest in loans that would require the Portfolio to make any additional investment in connection with future advances if such commitments would exceed 20% of the Portfolio’s assets or would cause the Portfolio to fail to meet the diversification requirements.

In the Managed Bond Portfolio and Inflation Managed Portfolio subsections, the sentence below is added to the end of the first paragraph of each subsection:

In addition, the Portfolio may invest up to 10% of its assets in preferred stock.

SECURITIES AND INVESTMENT TECHNIQUES section —

In the Loan Participations and Assignments subsection, the second sentence of the twelfth paragraph is deleted.

In the Futures Contracts and Options on Futures Contracts — Limitations subsection, the second to the last sentence of the second paragraph is deleted and replaced with the following:

However, with respect to futures contracts that are required to “cash settle”, a Portfolio, to the extent asset coverage is required, is permitted to set aside or “earmark” liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the Portfolio’s daily net liability from futures contracts, if any).

ORGANIZATION AND MANAGEMENT OF THE FUND section —

The first paragraph following the Net Advisory Fees Paid or Owed table is deleted and replaced with the following:

To help limit expenses, PLFA has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; service fees; dividends on securities sold short; acquired funds’ (including Master Funds) fees and expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each Portfolio’s business; and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets through April 30, 2009. Such reduction or reimbursement is subject to repayment to PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that this policy will be continued beyond April 30, 2009.

INFORMATION ABOUT THE PORTFOLIO MANAGERS section —

In the Other Accounts Managed subsection, the Asset Based Fees table is revised to remove Nikolaos D. Monoyios with respect to the Main Street Core Portfolio and add the following information for the Main Street Core and Diversified Bond Portfolios:

	ASSET BASED FEES
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Main Street Core
Mark Zavanelli[2]	15	$12,446,000,000	None	N/A	None	N/A
Wentong Alex Zhou[2]	7	$12,078,000,000	None	N/A	None	N/A

Diversified Bond
William Eigen[2]	3	$1,755,600,000	2	$887,050,000	None	N/A

[2]	Numbers are as of June 30, 2008.

The Performance Based Fees table is revised to add the following information for the Diversified Bond Portfolio:

PERFORMANCE BASED FEES
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Diversified Bond
William Eigen[2]	None	N/A	2	$887,050,000	None	N/A

[2]	Numbers are as of June 30, 2008.

In the Beneficial Interest of Portfolio Managers subsection, the existing paragraph is deleted and replaced with the following:

In order to own securities of the Fund, a portfolio manager would need to own a Pacific Life or Pacific Life & Annuity variable life insurance policy or variable annuity contract. Portfolio managers are not required to own shares of the Fund. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in the Portfolio’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Portfolio’s performance. As of the Fund’s fiscal year end, December 31, 2007, there were fund shares beneficially owned by one portfolio manager. The remaining portfolio managers did not beneficially own any fund shares as of the fiscal year end. The dollar range of equity securities that Jonathan D. Coleman, the portfolio manager of the Growth LT Portfolio, beneficially owned through a variable annuity contract was $10,001 -$50,000.